AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT
THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT (this “Consent”), dated as of July 22, 2013, is entered into by and among the lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and, collectively, as the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (as such terms are defined in the below referenced Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, “Agent”), ERICKSON AIR-CRANE INCORPORATED, a Delaware corporation (“EAC”), EVERGREEN HELICOPTERS, INC., an Oregon corporation (“Evergreen”) (Evergreen, together with EAC, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the Subsidiaries of Borrowers identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individual as a “Guarantor”, and individually and collectively, jointly and severally, as the “Guarantors”), and in light of the following:
W I T N E S S E T H
WHEREAS, Lenders, Agent, Wells Fargo, as lead arranger, book runner, syndication agent, and documentation agent, and Borrowers are parties to that certain Credit Agreement, dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have informed Agent and Lenders that EAC and its subsidiary, EAC do Brasil Parcipacoes Ltda. (the “Brazil Subsidiary”) intend to enter into (i) that certain Quota Purchase Agreement and Other Covenants (the “Air Amazonia Acquisition Agreement”) among EAC, the Brazil Subsidiary, HRT Participações em Petróleo S.A., a company organized under the laws of Brazil (“HRT”) and Air Amazonia Serviços Aeronáuticos Ltda. (“Air Amazonia”) and (ii) that certain Aircraft Purchase Agreement between HRT Netherlands B.V. and HRT O&G Exploração e Producao de Petróleo Ltda. (“Sellers”), EAC, HRT and the Brazil Subsidiary (the “Aircraft Purchase Agreement”; and together with the Air Amazonia Acquisition Agreement and the other documents, instruments and agreements executed and delivered in connection therewith or otherwise relating thereto, the “HRT Acquisition Documents”), whereby pursuant to the terms and subject to the conditions set forth in the HRT Acquisition Documents, (a) the Brazil Subsidiary agrees to purchase from HRT the Equity Interests of Air Amazonia, (b) EAC agrees to purchase from Sellers certain aircraft and other assets, and (c) the parties agree to enter into the Aerial Services Agreement (as defined in the Air Amazonia Acquisition Agreement), in exchange for, among other things, the Purchase Price (as defined in each of the Air Amazonia Acquisition Agreement and the Aircraft Purchase Agreement, respectively) (collectively, the “HRT Acquisition”);
WHEREAS, Borrowers have informed Agent and Lenders that Borrowers intend to draw an aggregate principal amount of $23,000,000 of Revolving Loans to finance a portion of the Purchase Price;
WHEREAS, Borrowers have informed Agent and Lenders that Borrowers intend to incur Indebtedness in connection with the HRT Acquisition in an aggregate principal amount not to exceed $17,000,000 (of which $3,000,000 constitutes a deferred purchase price payment and $14,000,000 constitutes potential earn-out payments) (the “HRT Indebtedness”; and together with the HRT Acquisition, collectively, the “Designated Transaction”);
WHEREAS, Borrowers have requested Agent and the Lenders consent to the consummation of the Designated Transaction and make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to accommodate Borrowers’ requests.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto).

2.Consent and Amendment. The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Agent and the Lenders hereby consent to the consummation of the Designated Transaction, substantially on the terms and subject to the conditions set forth in the draft HRT Acquisition Documents attached as Exhibit A hereto (or subject to subsequent amendments or modifications thereto that are not adverse to the Lender Group or are consented to by Agent in its sole discretion), so long as the HRT Acquisition is consummated on or before September 30, 2013 and no Event of Default has occurred and is continuing or would result therefrom. In furtherance, but not in limitation of the foregoing, the HRT Acquisition shall be (a) excluded from the definition of “Capital Expenditures” set forth in the Credit Agreement and (b) permitted under and shall not be deemed to utilize any of the baskets set forth in the definitions of “Permitted Acquisition” and “Permitted Investments” set forth in the Credit Agreement and the HRT Indebtedness shall be permitted under and shall not be deemed to utilize any baskets or available capacity pursuant to Section 6.1 of the Credit Agreement or the definition of “Permitted Indebtedness” set forth in the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, (i) the definition of “Permitted HRT Acquisition” set forth in Schedule 1.1 to the Credit Agreement is hereby deleted, (ii) clause (l) of the definition of “Permitted Investments” set forth in Schedule 1.1 to the Credit Agreement is hereby amended to read: “(l) [Intentionally Omitted],”, and (iii) the reference to “the Permitted HRT Acquisition,” in Section 6.3(a) of the Credit Agreement is hereby deleted.

3.Conditions Precedent to Consent. This Consent shall be effective as of July 22, 2013, subject to the satisfaction or waiver of each of the following conditions precedent on or before such date:

(a)Agent shall have received this Consent, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)The representations and warranties herein and in the Credit Agreement and the other Loan Documents as amended hereby shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

(c)Borrowers shall have paid all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement as therein provided.

(d)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Loan Party, Agent, or any Lender.

(e)All other documents and legal matters in connection with the transactions contemplated by this Consent shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

4.Covenant. Within three Business Days of the consummation of the HRT Acquisition, Agent shall have received a certificate from the Secretary of EAC attaching fully executed versions of the Air Amazonia Acquisition Agreement and the Aircraft Purchase Agreement and all schedules and exhibits thereto, and each such document shall be in substantially the same form and substance attached hereto as Exhibit A. Such certificate from the Secretary of EAC shall certify, as of the date of such certificate, that (i) the attached documents are true, correct and complete copies of the Air Amazonia Acquisition Agreement and the Aircraft Purchase Agreement, (ii) such documents constitute all of the material HRT Acquisition Documents, and (iii) that such documents are in substantially the same form as the documents attached as Exhibit A to this Consent.

5.Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and the Lenders as follows:

(a)It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Consent and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

(b)The execution, delivery, and performance by it of this Consent and the other Loan Documents to which it is a party (i) have been duly authorized by all necessary action on the part of such Loan Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Loan Party, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Loan Party except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Loan Party, other than Permitted Liens, (D) require any approval of such Loan Party’s interest holders or any approval or consent of any Person under any Material Contract of such Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation in connection with this Consent.

(c)This Consent has been duly executed and delivered by each Loan Party. This Consent and each Loan Document to which such Loan Party is a party is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d)No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, Agent or any Lender.

(e)No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Consent, and no condition exists which constitutes a Default or an Event of Default.

(f)The representations and warranties in the Credit Agreement and the other Loan Documents as amended hereby are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

6.Payment of Costs and Fees. Borrowers agree to pay all out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable fees and disbursements of outside counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Consent and any documents and instruments relating hereto.

7.Release.

(a)Each Loan Party hereby acknowledges and agrees that as of July 18, 2013, the aggregate outstanding principal amount of Loans under the Credit Agreement and the other Loan Documents was $33,198,890.00 and that such principal amount is payable pursuant to the Credit Agreement and the other Loan Documents as modified hereby without defense, offset, withholding, counterclaim, or deduction of any kind.
(b)    Effective on the date hereof, each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each member of the Lender Group, each Bank Product Provider, and each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Loan Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had from the beginning of the world to the date hereof, or now has, against any such Releasee which relates, directly or indirectly to the Credit

Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in any of the Loan Documents or in this Consent. As to each and every Claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of California), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party each acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

8.    Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9.    Amendments. This Consent cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.

10.    Counterpart Execution. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement.

Delivery of an executed counterpart of this Consent by facsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Consent, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Consent.

11.    Effect on Loan Documents.

(a)    The Credit Agreement, as modified hereby and as amended as of the date hereof, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Consent shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the modifications and consents expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

(b)    Upon and after the effectiveness of this Consent, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Consent, such terms and conditions are hereby deemed modified accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby.

(d)    This Consent is a Loan Document.

(e)    Unless the context of this Consent clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

12.    Entire Agreement. This Consent, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13.    Reaffirmation of Obligations. Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement, the Aircraft and Engine Security Agreement, or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further does grant to Agent, for the benefit of each member of the Lender Group and the Bank Product Providers, a perfected security interest in the Collateral (as defined in the Guaranty and Security Agreement), the Collateral (as defined in the Aircraft and Engine Security Agreement), and the Collateral (as defined in the Spare Parts Security Agreement) in order to secure all of its present and future obligations under the Loan Documents.

14.    Severability. In case any provision in this Consent shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Consent and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15.    Guarantors. Each of the undersigned Guarantors consent to the matters contained herein. Although the undersigned Guarantors have been informed of the matters set forth herein and have consented to same, each Guarantor understands that no member of the Lender Group has any obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents, waivers, or amendments related to the Credit Agreement, and nothing herein shall create such a duty.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date first above written.

ERICKSON AIR-CRANE INCORPORATED, a Delaware corporation By: _________________________________ Name: _________________________________ Title: _________________________________
EAC ACQUISITION CORPORATION, a Delaware corporation By: _________________________________ Name: _________________________________ Title: _________________________________
EVERGREEN HELICOPTERS, INC., an Oregon corporation By: _________________________________ Name: _________________________________ Title: _________________________________
EVERGREEN HELICOPTERS OF ALASKA, INC., an Alaska corporation By: _________________________________ Name: _________________________________ Title: _________________________________
EVERGREEN HELICOPTERS INTERNATIONAL, INC., a Texas corporation By: _________________________________ Name: _________________________________ Title: _________________________________

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]

EVERGREEN EQUITY, INC., a Nevada corporation By: _________________________________ Name: _________________________________ Title: _________________________________

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, Lead Arranger, Book Runner, Syndication Agent, Documentation Agent, and a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]

HSBC BANK USA NA, as a Lender By: _________________________________ Name: _________________________________ Title: _________________________________

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]

BANK OF THE WEST, as a Lender By: _________________________________ Name: _________________________________ Title: _________________________________

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

By: _________________________________
Name: _________________________________
Title: _________________________________

Exhibit A

HRT Acquisition Documents

[see attached]

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT AND CONSENT]